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EXHIBIT 23 -- CONSENTS OF INDEPENDENT ACCOUNTANTS


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                [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Board of Directors
Provident Bankshares Corporation

As independent public accountants, we hereby consent to the use of our report dated January 22, 1999, included in Provident Bankshares Corporation annual report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Form 10-K. It should be noted that we have not audited any financial statements of First Citizens Financial Corporation subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.



                                        /s/ Arthur Andersen LLP
                                        ---------------------------
                                        Arthur Andersen LLP

Washington, D.C.
March 3, 1999

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             [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP APPEARS HERE]




CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Provident Bankshares Corporation

We consent to the incorporation by reference in Registration Statement Number 33-19352 on Form S-8 dated December 29, 1987, Registration Statement Number 33-22552 on Form S-8 dated June 15, 1988, Registration Number 33-37502 on Form S-8 dated October 31, 1990, Registration Statement Number 33-51462 on Form S-8 dated August 31, 1992, Registration Statement Number 33-73162 on Form S-8 dated March 7, 1994 and amended thereto August 18, 1994, Registration Statement Number 33-62859 on Form S-8 dated September 22, 1995, Registration Statement Number 333-34409 on Form S-8 dated August 27, 1997, Registration Statement Number 333-45651 on Form S-8 dated February 5, 1998, and Registration Statement Number 333-58881 on Form S-8 dated July 10, 1998 of our report dated January 20, 1999 on our audits of the consolidated financial statements of Provident Bankshares Corporation and subsidiaries as of December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996, which report is included in this Annual Report on Form 10-K.

                                        /s/ PricewaterhouseCoopers LLP
                                        --------------------------------
                                        PricewaterhouseCoopers LLP


Baltimore, Maryland
March 3, 1999